Exhibit 10.02

Paul E. Avery
OUTBACK STEAKHOUSE, INC.
Amendment To Officer Employment Agreement

THIS AMENDMENT TO OFFICER EMPLOYMENT AGREEMENT (“Amendment”) is entered into by and among OS RESTAURANT SERVICES, INC., a Delaware corporation (the “Employer”), OUTBACK STEAKHOUSE, INC., a Delaware corporation (the “Company”), and PAUL E. AVERY (the “Employee”) executed this 7th day of July, 2005, to be effective for all purposes as of March 8, 2005.

WHEREAS, Employer employed Employee and leased Employee to the Company as President of the Company pursuant to that certain Officer Employment Agreement January 1, 2004 (the “Employment Agreement”); and

WHEREAS, the parties hereto desire to enter into this Amendment in order to change the Employment Agreement to reflect that the Company has promoted the Employee to Chief Operating Officer of the Company.

NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

1.  Recitals. The parties acknowledge and agree that the above recitals are true and correct and incorporated herein by reference.

      2.  Change of Employee’s Title. The parties acknowledge and agree that all references in the Employment Agreement to the Employee being employed as President of the Company are hereby amended to state that the Employee is employed as Chief Operating Officer of the Company effective March 8, 2005.

3.  Ratification. All other terms of the Employment Agreement as amended hereby are hereby ratified and confirmed by each party.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as set forth above.

“EMPLOYER”

Attest:		OS RESTAURANT SERVICES, INC., a Delaware corporation

By:	/s/ Joseph J. Kadow	By:	/s/ A. William Allen, III
	Joseph J. Kadow, Secretary		A. William Allen, III, Chief Executive Officer

“COMPANY”

Attest:		OUTBACK STEAKHOUSE, INC., a Delaware corporation

By:	/s/ Joseph J. Kadow	By:	/s/ A. William Allen, III
	Joseph J. Kadow, Secretary		A. William Allen, III, Chief Executive Officer

WITNESSES:	“EMPLOYEE”

/s/ Kelly B. Lefferts	/s/ Paul E. Avery
PAUL E. AVERY